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                                                              EXHIBIT 10.35


                THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of June 7, 2000, among SPECIAL DEVICES, INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Borrower"), the lenders party to the Credit Agreement referred to below (collectively, the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                            W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.   AMENDMENT TO CREDIT AGREEMENT.

         1. Section 9.09 of the Credit Agreement is hereby amended by deleting in its entirety the following entry appearing in the table set forth therein:

         "The last day of the Borrower's
         fiscal quarter ending closest to April
         30, 2000 through and including the
         date immediately preceding the last
         day of the Borrower's fiscal quarter
         ending closest to July 31, 2000                      6.00:1.00"

and inserting in lieu thereof the following new entry:

         "The last day of the Borrower's
         fiscal quarter ending closest to April
         30, 2000 through and including the
         date immediately preceding the last
         day of the Borrower's fiscal quarter
         ending closest to July 31, 2000                      6.20:1.00".

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II.  WAIVER TO CREDIT AGREEMENT.

         1. The Banks hereby waive any Default or Event of Default that has arisen under Section 9.09 of the Credit Agreement (before giving effect to this Amendment) during the period ending on the last day of the Borrower's fiscal quarter ended closest to April 30, 2000 through and including the Third Amendment Effective Date (as hereinafter defined).

III.  MISCELLANEOUS.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Bank which has executed a counterpart hereof and delivered the same to the Administrative Agent at the Notice Office on or prior to 5:30 P.M. (New York time) on June 12, 2000 an amendment fee equal to 0.10% of the sum of such Bank's (I) outstanding Term Loans and (II) Revolving Loan Commitment at such time; PROVIDED that no such amendment fees shall be payable if the Third Amendment Effective Date does not occur. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                                      -2-

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         6.  From and after the Third Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                               *       *       *

                                      -3-
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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       SPECIAL DEVICES, INCORPORATED

                                       By: /s/ Joseph A. Stroud
                                           ------------------------------
                                       Name: Joseph A. Stroud
                                       Title: EVP & CFO

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                                       BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                       By: /s/ Susan L. Le Fevre
                                           ------------------------------
                                       Name: Susan L. Le Fevre
                                       Title: Director


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                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ John Quick
                                           ------------------------------
                                       Name: John Quick
                                       Title: Managing Director


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                                       CITY NATIONAL BANK


                                       By: /s/ Edward Vassallo
                                           ------------------------------
                                       Name: Edward Vassallo
                                       Title: V.P.


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                                       NATIONAL CITY BANK


                                       By: /s/ Joseph D. Robison
                                           ------------------------------
                                       Name: Joseph D. Robison
                                       Title: Vice President

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                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Robert A. Brown
                                           ------------------------------
                                       Name: Robert A. Brown
                                       Title: Vice President

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                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: /s/ James M. Kopack
                                           ------------------------------
                                       Name: James M. Kopack
                                       Title: Senior Risk Manager

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                                       PARIBAS


                                       By: /s/ Ross Catlin
                                           ------------------------------
                                       Name: Ross Catlin
                                       Title: VP


                                       By: /s/ Darryl M. Monaseblan
                                           ------------------------------
                                       Name: Darryl M. Monaseblan
                                       Title: Director
                                              Merchant Banking Group


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                                       KZH STERLING LLC


                                       By:  /s/ Peter Chin
                                            ----------------------------
                                       Name:  Peter Chin
                                       Title:  Authorized Agent